DECEMBER, 2013

• The following discussion may contain statements that are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the outlook and prospects for American Media, Inc. • Forward looking statements are those which are not historical facts. These and other statements that relate to future results and events are based upon management’s current expectations and assumptions and are subject to risks and uncertainties which may cause our actual results in future periods to differ materially from those currently expected because of risks discussed in this presentation, our Quarterly Report on Form 10-Q for the Three and Six Months Ended September 30, 2013 and the “Risk Factors” section of our Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2013. Please consult these documents for a more complete understanding of these risks and uncertainties. Except as required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP and Other Financial Measures • This presentation contains disclosures of Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Certain information required to be disclosed about these non-GAAP measures, including reconciliations with the most comparable GAAP measures is available in our Quarterly Report on Form 10-Q for the Three and Six Months ended September 30, 2013, which was filed with the SEC on November 14, 2013. Safe Harbor/Forward-Looking Statements

Health & Fitness Segment

Shape Magazine

Shape Digital Website Digital Magazine Mobile Web

Shape Events

Shape Books

Shape Nutritional Products

Shape Active Wear Launches April, 2014

Shape Broadcast TV

Shape Broadcast Bahar Takhtehchian – Shape Editor at Large

Men’s Fitness Magazine

Men’s Fitness Industry Recognition 2013 HOTTEST REBORN MAGAZINE

Men’s Fitness Digital Mobile Web Website

Men’s Fitness Events

Men’s Fitness Books

Men’s Fitness Nutritional Products Launches Spring 2014 in Target Each Packet Contains 2 Multivitamins 1 Male Performance Blend 1 Metabolic Support 1 Super Omega-3

Muscle & Fitness Magazine

Muscle & Fitness Digital Website Mobile Web

Muscle & Fitness Events

Muscle & Fitness Events

Extend Brand Equity Health & Fitness Segment Operating Performance FY10 – FY13 Results ($ millions) First Half FY14 vs. Prior Year ($ millions) 113 126 141 141 27 36 42 41 FY13 FY12 FY11 FY10 Revenue Adjusted EBITDA 65 58 15 13 FY14 FY13 Revenue Adjusted EBITDA

Celebrity Segment

Celebrity Glossy Brands

Star Website Mobile Web

OK! Magazine

OK! Digital Website Mobile Web

OK! Broadcast

Tabloids

National Enquirer Magazine

National Enquirer Digital Website Mobile Web

Extend Brand Equity Celebrity Segment Operating Performance FY10 – FY13 Results ($ millions) First Half FY14 vs. Prior Year ($ millions) 107 110 48 48 FY14 FY13 Revenue Adjusted EBITDA 216 234 223 238 98 98 104 102 FY13 FY12 FY11 FY10 Revenue Adjusted EBITDA

Celebrity News Pipeline

Radar Online Website Mobile Web

AMI Digital Properties Revenue Results

Extend Brand Equity Revenue Summary of AMI Digital Properties* FY13 Full Year Results vs. Prior Year ($ millions) First Half FY14 vs. Prior Year ($ millions) +62 % FY14 First Half: $9.5 mm FY13 First Half: $5.9 mm +28 % FY13: $12.5 mm FY12: $9.7 mm *Includes Radar Online LLC

Fiscal 14 Financial Guidance Revenue: $360 mm - $380 mm EBITDA: $107 mm - $120 mm

1st Half FY 2014 Results 1st Half FY 14 1st Half FY 13 Actual Actual $ B/(W) Prior % B/W Prior Revenues: Circulation 102.9$ 107.4$ (4.5)$ -4.2% Advertising 61.5 53.6 7.9 14.7% Other revenue 16.6 16.1 0.5 3.1% Total Revenues 181.0$ 177.1$ 3.9$ 2.2% Expenses: Production / Distribution 69.6$ 72.7$ 3.1$ 4.3% Circulation 6.9 7.6 0.7 9.2% Editorial 20.4 22.6 2.2 9.7% SG&A 56.7 48.4 (8.3) -17.1% Total Expenses 153.6$ 151.3$ (2.3)$ -1.5% Operating Income 27.4$ 25.8$ 1.6$ 6.2% EBITDA Adjustments 22.6 18.7 3.9 20.9% Adjusted EBITDA 50.0$ 44.5$ 5.5$ 12.4% Margin 27.6% 25.1% 2.5% 1st Half FY 2014 Actual

Capital Structure Update Amount Cash Interest Amount Cash Interest 1st Lien Notes (11.5% Cash) $ 365.0 $ 42.0 $ 365.0 $ 42.0 2nd Lien Notes (13.5% Cash) 104.9             14.2               10.6               1.4                 2nd Lien PIK Notes (10% PIK) N/A N/A 94.3               ‐                 TOTAL DEBT $ 469.9 $ 56.1 $ 469.9 $ 43.4 Pre‐Exchange Post‐Exchange ANNUAL CASH INTEREST SAVINGS ‐ $12.7 MILLION Note: Pursuant to the Exchange Agreement, the cash interest savings will be used to repurchase 1st Lien Notes

AMI Liquidity – December 2013 Update Liquidity, as of December 2, 2013 (in millions) Cash Balance $ 4.2 Revolver Availability 24.7 Total Liquidity $28.9 Revolver Balance $11.0

Appendix

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Adjusted EBITDA, a measure we use to gauge our operating performance, is defined as net income (loss) attributable to the Company plus interest expense, provision (benefit) for income taxes, depreciation of property and equipment, amortization of intangible assets, deferred debt costs and deferred rack costs, provision for impairment of intangible assets and goodwill, adjusted for gains or costs related to closures, launching or re-launches of publications, restructuring costs and severance and certain other costs. We believe that the inclusion of Adjusted EBITDA is appropriate to evaluate our operating performance compared to our operating plans and/or prior years and to value prospective acquisitions. We also believe that Adjusted EBITDA is helpful in highlighting trends because Adjusted EBITDA excludes the impact of certain items that can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. Management believes our investors use Adjusted EBITDA as a gauge to measure the performance of their investment in the Company. Management compensates for limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting our business than GAAP results alone. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. The presentation of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Set forth below is a reconciliation of operating income to Adjusted EBITDA for the Celebrity and Health & Fitness segments: ($ in millions) 1st Half 1st Half FY14 FY13 FY13 FY12 FY11 FY10 Operating Income 38.1         37.0         32.3         73.5         90.3         89.9         Rack amortization 7.1            8.0            15.2         17.7         10.5         8.4            Amortization of Intangibles 1.7            1.5            3.2            3.1            2.6            2.6            Impairment of Intangible Assets ‐           ‐           42.8         ‐           ‐           ‐           Non‐recurring Items 0.7            1.0            4.1            3.4            0.8            0.7            Adjusted EBITDA 47.6         47.5         97.6         97.7         104.2       101.6       ($ in millions) 1st Half 1st Half FY14 FY13 FY13 FY12 FY11 FY10 Operating Income 14.2         12.2         11.3         32.8         39.2         22.2         Rack amortization 0.4            0.6            1.2            2.0            1.7            1.2            Amortization of Intangibles 0.6            0.2            0.6            0.3            ‐           ‐           Impairment of Intangible Assets ‐           ‐           11.7         ‐           ‐           17.6         Non‐recurring Items ‐           ‐           1.8            0.4            0.7            ‐           Adjusted EBITDA 15.2         13.0         26.6         35.5         41.6         41.0         Celebrity Segment Health & Fitness Segments